UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8215

Name of Fund:  MuniHoldings Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 07/31/03

Date of reporting period: 08/01/02 - 1/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
January 31, 2003


MuniHoldings
Fund II, Inc.


www.mlim.ml.com



MuniHoldings Fund II, Inc. seeks to provide shareholders with current income exempt from Federal income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIHOLDINGS FUND II, INC.


The Benefits
And Risks of
Leveraging

MuniHoldings Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.




MuniHoldings Fund II, Inc., January 31, 2003


DEAR SHAREHOLDER


For the six months ended January 31, 2003, the Common Stock of MuniHoldings Fund II, Inc. had a net annualized yield of 6.85%, based on a period-end per share net asset value of $13.46 and $.465 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.24%, based on a change in per share net asset value from $13.51 to $13.46, and assuming reinvestment of $.454 per share ordinary income dividends.

For the six-month period ended January 31, 2003, the Fund's Auction Market Preferred Stock had an average yield of 1.29% for Series A and 1.34% for Series B.


The Municipal Market Environment
During the six-month period ended January 31, 2003, long-term fixed income interest rates continued to move lower. As they had in 2002, declining U.S. equity markets and escalating worldwide political tensions easily overshadowed the incipient U.S. economic recovery, allowing bond yields to fall to recent historical lows. Economic releases, such as national employment and purchasing manager surveys, were generally weak early in the period. Additionally, at its August 2002 meeting, the Federal Reserve Board indicated that concerns about future economic weakness outweighed those of rising inflation. This signaled that the Federal Reserve Board was more likely to continue to lower short-term interest rates to boost economic activity rather than to raise them to reduce inflationary pressures. These factors combined to generate a very favorable fixed income environment during August and September 2002. The dramatic decline in equity values in late August and September triggered a significant fixed income rally as investors sought the safe-haven status of U.S. Treasury issues. By the end of September, U.S. Treasury bond yields had fallen to 4.65%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 (S&P 500) Index rose over 8% for October, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. As they have throughout most of the period, bond prices traded in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. Fixed income bond yields remained under pressure in November as U.S. equity markets continued to strengthen. During November, the S&P 500 Index rose an additional 5.5%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. By the end of November, third quarter gross domestic product growth was 4%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (.50%) to 1.25%, its lowest level since the 1960s. Recent action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

In December 2002 and January 2003, softer equity prices and renewed investor concerns about potential military action against Iraq and nuclear tensions in North Korea again pushed bond prices higher. The S&P 500 Index declined more than 5% in December on disappointing earnings reports and anticipated weak holiday retail sales. During January, the S&P 500 Index declined an additional 2.5% as businesses tried to scale back analysts' expectations of future earnings. In early 2003, investors again sought the safety of U.S. Treasury securities. U.S. Treasury bond yields declined more than 25 basis points in December and January to end the period at approximately 4.85%. Over the last six months, U.S. Treasury bond yields fell more than 45 basis points.

For the six-month period ended January 31, 2003, tax-exempt bond prices also generally rose. In recent months, municipal bond yields have declined in response to the positive fixed income environment engendered by falling equity valuations. Price advances in tax-exempt issues have not been able to keep pace with U.S. Treasury bond price improvement as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury obligations enjoy in periods of economic and political instability. Additionally, tax-exempt bond issuance increased dramatically in the last half of 2002, removing some of the positive technical support the municipal bond market enjoyed earlier in 2002. At the end of January 2003, long-term municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.34%, a decline of approximately 15 basis points during the last six months.

Investor demand for tax-exempt products remained positive throughout the period. In addition to the approximately $75 billion investors received from June to August 2002 from bond maturities, coupon income and proceeds from early redemptions, investors also received approximately $30 billion from these sources in January 2003. The Investment Company Institute reported that in 2002 municipal bond funds net cash flows were very positive at more than $16 billion, an increase of over 40% compared to 2001. However, these positive demand factors have not been able to offset the increase in tax-exempt new-issue supply that has resulted in the underperformance seen in recent months. This price underperformance served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been available for purchase at yields near or exceeding those of comparable U.S. Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Continued uncertainty regarding the pace of the current U.S. economic recovery as well as the resolution of the U.N./Iraq confrontation are likely to keep interest rates near their present levels for the immediate future. Equity market declines over the past three years have helped push interest rates lower than economic fundamentals alone would support. When U.S. business conditions improve and equity markets stabilize, any associated interest rate increases should not be extreme. Inflationary pressures are negligible and any move by the Federal Reserve Board to raise short-term interest rates is unlikely before late 2003. As equity valuations are likely to only gradually improve, the U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will also be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.


Portfolio Strategy
During the six-month period ended January 31, 2003, our investment strategy continued to focus on seeking to enhance tax-exempt income, through the use of leverage, to the Fund's Common Stock shareholders. Over the past six months, we kept the Fund in a defensive structure with a fully invested position. Since the Fund currently has a low exposure to performance bonds, the Fund fared well, as interest rates have been very volatile. We maintained the Fund at a fully invested stance because of the extremely low interest rates available on cash reserves. A low cash balance helped the Fund generate a tax-free yield significantly above the industry average. The Fund's trading activity focused on corporate-backed issues and supply/demand imbalances in the California market. Our recent purchases of airline-backed bonds and TXU Electric Company secured bonds performed very well during the period. We took advantage of significant weakness in the sector and purchased bonds with various security features backed by American Airlines and Continental Airlines. These issues rallied going into the fourth quarter of 2002 as new crossover buyers entered the tax-exempt market. We took advantage of the higher prices, and we reduced the Fund's exposure to American Airlines-backed bonds in January 2003, with the anticipation of a weak earning season for the industry and American Airlines in particular. Under unwarranted pressure on their parent company, spreads for TXU Electric-backed bonds widened significantly in October of 2002. We purchased approximately 2% of the company's assets at attractive levels before investor demand drove up the prices of bonds following Moody's reaffirmation of TXU Electric's Baa2 rating. In addition, we made attractive purchases in the new-issue market. The large $11.8 billion California Department of Water issue provided us with an opportunity to purchase attractively priced non-amortized paper. Because of the size of the issue, the California water transaction came at a significant concession to the market to stimulate demand. Thus, we were able to purchase attractively priced bonds set to mature in 2021 and 2022.

The long-term outlook for the tax-exempt high-yield market appears positive. With credit spreads still well-above historical averages and new demand for spread product coming from several new closed-end funds, it is likely that the municipal high-yield market should continue to perform well. In addition, the Federal Reserve Board seems committed to add liquidity to reinvigorate the economy. The Fund's current portfolio structure of a high current yield and a defensive duration should enable the Fund to perform well in most interest rate environments. We will attempt to seek to reduce the Fund's exposure to spread product if there is a significant improvement in credit spreads or if there is a risk of another slowdown of the economy.



MuniHoldings Fund II, Inc., January 31, 2003



During the period, the Fund's borrowing costs remained in the 1% - 1.5% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, an increase in short-term interest rates by the Federal Reserve Board is even less anticipated. We expect the Fund's short-term borrowing costs to remain near current levels well into 2003. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leverage.)


In Conclusion
We appreciate your interest in MuniHoldings Fund II, and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and
Portfolio Manager



March 5, 2003




MuniHoldings Fund II, Inc., January 31, 2003


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                  S&P     Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                    Value
Alabama--2.9%     AAA       Aaa   $ 4,000   Jefferson County, Alabama, Sewer Revenue Bonds, Series D, 5.70%
                                            due 2/01/2018 (b)                                                      $  4,381


Arizona--5.0%     BBB       Baa2    1,000   Arizona Health Facilities Authority Revenue Bonds (Catholic
                                            Healthcare West), Series A, 6.625% due 7/01/2020                          1,038
                  NR*       Caa2    2,800   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                            Bonds (America West Airlines Inc. Project), AMT, 6.30%
                                            due 4/01/2023                                                             1,007
                                            Phoenix, Arizona, IDA, M/F Housing Revenue Bonds (Bay Club
                                            Apartments Project)(g):
                  AAA       NR*       915     5.90% due 11/20/2031                                                    1,005
                  AAA       NR*     1,265     5.95% due 11/20/2036                                                    1,390
                                            Pima County, Arizona, IDA, M/F Housing Revenue Bonds (Columbus
                                            Village), Series A (g):
                  AAA       NR*       585     6% due 10/20/2031                                                         651
                  AAA       NR*       770     6.05% due 10/20/2041                                                      856
                  NR*       NR*     1,420   Show Low, Arizona, Improvement District No. 5, Special Assessment
                                            Bonds, 6.375% due 1/01/2015                                               1,490


Arkansas--1.1%    AAA       Aaa     1,645   Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series C, 5%
                                            due 10/01/2022 (c)                                                        1,671


California--      AAA       Aaa     2,000   Benicia, California, Unified School District, GO, Refunding,
16.8%                                       Series A, 5.615%** due 8/01/2020 (b)                                        812
                  A         A1      3,000   California State, GO, Refunding, 5.25% due 2/01/2030                      2,957
                  A         A2      4,000   Chula Vista, California, IDR, Refunding (San Diego Gas & Electric
                                            Co.), AMT, Series A, 6.75% due 3/01/2023 (i)                              4,053
                  A         A1      2,350   Golden State Tobacco Securitization Corporation, California,
                                            Tobacco Settlement Revenue Bonds, Series 2003-A-1, 6.625%
                                            due 6/01/2040                                                             2,248
                                            Sacramento County, California, Sanitation District Financing
                                            Authority, Revenue Refunding Bonds (e):
                  AA        Aa3     3,000     RIB, Series 366, 10.391% due 12/01/2027                                 3,563
                  AA        Aa3     2,500     Trust Receipts, Class R, Series A, 10.549% due 12/01/2019               3,079
                                            San Marino, California, Unified School District, GO, Series A (d):
                  AAA       Aaa     1,820     5.50%** due 7/01/2017                                                     898
                  AAA       Aaa     1,945     5.55%** due 7/01/2018                                                     903
                  AAA       Aaa     2,070     5.60%** due 7/01/2019                                                     901
                  AAA       Aaa     5,000   Tracy, California, Area Public Facilities Financing Agency, Special
                                            Tax Refunding Bonds (Community Facilities District Number 87-1),
                                            Series H, 5.875% due 10/01/2019 (d)                                       5,619


Colorado--2.1%    NR*       NR*     1,890   Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                            Improvement Fee), Series A, 7.10% due 9/01/2014                           1,919
                  BB+       Ba1     1,110   Northwest Parkway, Colorado, Public Highway Authority Revenue
                                            Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                     1,156


Connecticut--     AAA       Aaa     2,470   Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance
1.8%                                        Program), Series C-1, 6% due 11/15/2028                                   2,620


Florida--6.4%     NR*       NR*       525   Bonnet Creek Resort, Florida, Community Development District,
                                            Special Assessment Revenue Bonds, 7.50% due 5/01/2034                       533
                  AA-       A3      5,000   Broward County, Florida, Resource Recovery Revenue Refunding
                                            Bonds (Wheelabrator South Broward), Series A, 5.375% due 12/01/2009       5,417
                  A-        A2      3,490   Orange County, Florida, Health Facilities Authority, Hospital
                                            Revenue Bonds (Orlando Regional Healthcare), 6% due 12/01/2028            3,613


Georgia--0.9%     NR*       NR*     1,250   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                            Project), 7.90% due 12/01/2024                                            1,289


Idaho--1.1%       BB+       Ba3     2,000   Power County, Idaho, Industrial Development Corporation, Solid
                                            Waste Disposal Revenue Bonds (FMC Corporation Project), AMT,
                                            6.45% due 8/01/2032                                                       1,600




Portfolio
Abbreviations


To simplify the listings of MuniHoldings Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
BAN      Bond Anticipation Notes
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes



MuniHoldings Fund II, Inc., January 31, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                  S&P     Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                    Value
Illinois--3.6%    NR*       NR*   $ 1,000   Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                                            6.75% due 12/01/2032                                                   $    995
                  BBB       NR*     2,315   Illinois, Development Finance Authority Revenue Bonds
                                            (Community Rehabilitation Providers Facilities), Series A,
                                            6.625% due 7/01/2032                                                      2,342
                  AA        Aa2     2,000   Illinois HDA, Homeowner Mortgage Revenue Bonds, AMT,
                                            Sub-Series C-2, 5.25% due 8/01/2022                                       2,021


Indiana--1.8%     NR*       NR*     2,595   Indiana State Educational Facilities Authority, Revenue Refunding
                                            Bonds (Saint Joseph's College Project), 7% due 10/01/2029                 2,729


Kentucky--0.6%    NR*       NR*     1,165   Kenton County, Kentucky, Airport Board, Special Facilities
                                            Revenue Bonds (Mesaba Aviation Inc. Project), AMT, Series A,
                                            6.625% due 7/01/2019                                                        958


Louisiana--0.7%   NR*       NR*     1,000   Hodge, Louisiana, Utility Revenue Bonds (Stone Container
                                            Corporation), AMT, 9% due 3/01/2010                                       1,022


Maine--2.4%       AA+       Aa1     3,500   Maine State Housing Authority, Mortgage Purchase Revenue Refunding
                                            Bonds, Series B, 5.30% due 11/15/2023                                     3,593


Maryland--0.7%    NR*       NR*     1,050   Maryland State Energy Financing Administration, Limited Obligation
                                            Revenue Bonds (Cogeneration-AES Warrior Run), AMT, 7.40% due 9/01/2019    1,071


Massachusetts--                             Massachusetts State Development Finance Agency Revenue Bonds
2.0%                                        (Neville Communities Home), Series A (g):
                  AAA       NR*       600     5.75% due 6/20/2022                                                       646
                  AAA       NR*     1,500     6% due 6/20/2044                                                        1,623
                  BB+       NR*     1,000   Massachusetts State Development Finance Agency, Revenue Refunding
                                            Bonds (Eastern Nazarine College), 5.625% due 4/01/2029                      749


Michigan--7.6%    BBB       Baa2    2,630   Delta County, Michigan, Economic Development Corporation,
                                            Environmental Improvement Revenue Refunding Bonds (Mead Westvaco-
                                            Escanaba), Series A, 6.25% due 4/15/2027                                  2,614
                  BBB-      Baa3    2,000   Michigan State Hospital Finance Authority, Revenue Refunding
                                            Bonds (Detroit Medical Center Obligation Group), Series A, 6.50%
                                            due 8/15/2018                                                             2,004
                  AAA       Aaa     5,000   Michigan State Strategic Fund, Limited Obligation Revenue
                                            Refunding Bonds (Detroit Edison Company Project), AMT, Series C,
                                            5.65% due 9/01/2029 (l)                                                   5,157
                  NR*       VMIG1++   600   Michigan State Strategic Fund, PCR, Refunding (Consumers Power
                                            Project), VRDN, 1.20% due 4/15/2018 (a)(f)                                  600
                  A1+       VMIG1++   900   Michigan State University Revenue Bonds, VRDN, Series A, 1.10%
                                            due 8/15/2032 (f)                                                           900


Minnesota--5.0%   A-        NR*     1,680   Minneapolis, Minnesota, Community Development Agency, Supported
                                            Development Revenue Refunding Bonds (Common Bond), Series G-3,
                                            5.35% due 12/01/2021                                                      1,726
                                            Rockford, Minnesota, Independent School District Number 883, GO (c):
                  AAA       Aaa     2,870     5.60% due 2/01/2019                                                     3,094
                  AAA       Aaa     2,390     5.60% due 2/01/2020                                                     2,591


Mississippi--4.4%                           Mississippi Business Finance Corporation, Mississippi, PCR,
                                            Refunding (System Energy Resources Inc. Project):
                  BBB-      Ba1     5,000     5.875% due 4/01/2022                                                    4,606
                  BBB-      Ba1     2,050     5.90% due 5/01/2022                                                     1,894


Missouri--2.2%                              Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                            Bonds (Gravois Bluffs):
                  NR*       NR*     1,225     6.75% due 10/01/2015                                                    1,259
                  NR*       NR*     1,000     7% due 10/01/2021                                                       1,049
                  BBB+      Baa1    1,000   Missouri State Development Finance Board, Infrastructure Facilities
                                            Revenue Bonds (Branson), Series A, 5.50% due 12/01/2032                     997


New Jersey--7.0%                            New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                  NR*       NR*     1,000     (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031                 988
                  NR*       NR*     2,000     (Seabrook Village Inc.), 8.125% due 11/15/2023                          2,096
                                            New Jersey EDA, Special Facility Revenue Bonds (Continental
                                            Airlines Inc. Project), AMT:
                  B+        B3      2,000     6.625% due 9/15/2012                                                    1,540
                  B+        B3      2,250     6.25% due 9/15/2029                                                     1,583
                  NR*       Baa1    2,375   New Jersey Health Care Facilities Financing Authority Revenue
                                            Bonds (South Jersey Hospital), 6% due 7/01/2026                           2,428
                  A         A1      2,000   Tobacco Settlement Financing Corporation of New Jersey,
                                            Asset-Backed Revenue Refunding Bonds, 5.75% due 6/01/2032                 1,785


New Mexico--      BBB-      Baa3    4,675   Farmington, New Mexico, PCR, Refunding (Public Service Company-San
3.0%                                        Juan Project), Series A, 5.80% due 4/01/2022                              4,551


New York--13.0%   AAA       Aaa     2,500   Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                            Revenue Bonds, Series A, 5.25% due 11/15/2022 (b)                         2,603
                                            New York City, New York, City IDA, Civic Facility Revenue Bonds:
                  NR*       NR*       415     Series C, 6.80% due 6/01/2028                                             420
                  NR*       NR*     1,925     (Special Needs Facilities Pooled Program), Series C-1, 5.50%
                                              due 7/01/2007                                                           1,912
                  BBB-      Ba2       825   New York City, New York, City IDA, Special Facility Revenue Bonds
                                            (British Airways PLC Project), AMT, 7.625% due 12/01/2032                   718
                  NR*       Aaa     7,860   New York City, New York, City Municipal Water Finance Authority,
                                            Water and Sewer System Revenue Bonds, RITR, Series 11, 10.37%
                                            due 6/15/2026 (c)(e)                                                      9,922
                  AAA       Aaa     3,500   New York State Dormitory Authority, Mental Health Services
                                            Facilities Improvement Revenue Bonds, Series B, 5.75% due
                                            2/15/2020 (d)                                                             3,785
                  NR*       NR*        55   Suffolk County, New York, IDA, Civic Facility Revenue Bonds (Special
                                            Needs Facilities Pooled Program), Series D-1, 5.50% due 7/01/2007            55


North Carolina--  BBB       Baa3    2,000   North Carolina Eastern Municipal Power Agency, Power System Revenue
2.9%                                        Bonds, Series D, 6.75% due 1/01/2026                                      2,152
                  NR*       NR*     2,000   North Carolina Medical Care Commission, Health Care Facilities,
                                            First Mortgage Revenue Refunding Bonds (Presbyterian Homes Project),
                                            7% due 10/01/2031                                                         2,162


Ohio--6.9%        AAA       Aaa    10,000   Ohio State Air Quality Development Authority, Revenue Refunding
                                            Bonds (Dayton Power & Light Company), Series B, 6.40% due
                                            8/15/2027 (d)                                                            10,237


Oklahoma--0.7%                              Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding Bonds
                                            (AMR Corporation), AMT, Series A:
                  BB-       B2        430     5.80% due 6/01/2035                                                       306
                  BB-       B2      1,075     5.375% due 12/01/2035                                                     677


Pennsylvania--                              Pennsylvania Economic Development Financing Authority, Exempt
5.7%                                        Facilities Revenue Bonds (National Gypsum Company), AMT:
                  NR*       NR*     4,750     Series A, 6.25% due 11/01/2027                                          4,194
                  NR*       NR*     2,000     Series B, 6.125% due 11/01/2027                                         1,737
                  NR*       NR*       540   Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                            Development, AMT, 7.75% due 12/01/2017                                      554
                  A-        NR*     2,000   Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                                            (Guthrie Health), Series A, 5.875% due 12/01/2031                         2,040




MuniHoldings Fund II, Inc., January 31, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                  S&P     Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                    Value
Rhode Island--    NR*       NR*   $ 2,022   Cranston, Rhode Island, GO, BAN, Refunding, 8.25% due 2/12/2003        $  2,028
4.1%              AAA       Aaa     1,000   Providence, Rhode Island, Public Building Authority, General
                                            Revenue Bonds, Series A, 5.60% due 12/15/2013 (c)                         1,126
                                            Rhode Island State Health and Educational Building Corporation,
                                            Hospital Financing Revenue Bonds (Lifespan Obligation Group):
                  BBB       Baa2    1,000     6.375% due 8/15/2021                                                    1,022
                  BBB       Baa2    1,900     6.50% due 8/15/2032                                                     1,936


South Carolina--  BBB+      Baa2    2,080   Medical University, South Carolina, Hospital Authority, Hospital
2.9%                                        Facilities Revenue Refunding Bonds, Series A, 6.375% due 8/15/2027        2,128
                  BBB       NR*     2,000   South Carolina Jobs, EDA, Economic Development Revenue Bonds
                                            (Westminster Presbyterian Center), 7.75% due 11/15/2030                   2,213


South Dakota--    A         A1      1,680   Educational Enhancement Funding Corporation, South Dakota,
1.1%                                        Series B, 6.50% due 6/01/2032                                             1,610


Tennessee--3.9%   NR*       NR*     2,200   Hardeman County, Tennessee, Correctional Facilities Corporation
                                            Revenue Bonds, Series B, 7.375% due 8/01/2017                             2,148
                  BBB+      Baa1    3,450   Shelby County, Tennessee, Health, Educational and Housing Facility
                                            Board, Hospital Revenue Refunding Bonds (Methodist Healthcare),
                                            6.50% due 9/01/2026                                                       3,638


Texas--13.4%      BBB-      Baa3    2,665   Austin, Texas, Convention Center Revenue Bonds (Convention
                                            Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028              2,773
                                            Brazos River Authority, Texas, PCR, Refunding, Series B:
                  BBB       Baa2    1,000     (TXU Electric Company Project), 4.75% due 5/01/2029                       971
                  BBB       Baa2    3,205     (Utilities Electric Company), AMT, 5.05% due 6/01/2030                  3,111
                  A         A3      2,875   Brazos River, Texas, Harbor Navigation District, Brazoria
                                            County Environmental Revenue Refunding Bonds (Dow Chemical
                                            Company Project), AMT, Series A-7, 6.625% due 5/15/2033                   2,987
                  BB-       B2        195   Dallas-Fort Worth, Texas, International Airport Facility Improvement
                                            Corporation Revenue Bonds (American Airlines Inc.), 6% due 11/01/2014        54
                  NR*       Ba2     1,100   Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds (Citgo
                                            Petroleum Corporation Project), AMT, 7.50% due 5/01/2025                  1,073
                  BBB       Baa2    3,185   Gulf Coast, Texas, Waste Disposal Authority, Revenue Refunding
                                            Bonds (International Paper Company), AMT, Series A, 6.10% due
                                            8/01/2024                                                                 3,155
                  A1+       VMIG1++   100   Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Bonds (Texas Children's Hospital), VRDN,
                                            Series B-1, 1.25% due 10/01/2029 (f)                                        100
                  A-        Baa1    2,000   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                            Semiconductor), AMT, 6.95% due 4/01/2030                                  2,131
                  BBB       Baa2    2,495   Red River Authority, Texas, PCR, Refunding (Celanese Project),
                                            Series A, 6.45% due 11/01/2030                                            2,533
                  BBB       Baa2    1,050   Sabine River Authority, Texas, PCR, Refunding (TXU Electric
                                            Company Project), Series C, 4% due 5/01/2028                              1,036


Vermont--0.7%     BBB+      NR*     1,000   Vermont Educational and Health Buildings, Financing Agency
                                            Revenue Bonds (Developmental and Mental Health), Series A,
                                            6.50% due 6/15/2032                                                       1,004


Virginia--16.9%                             Chesterfield County, Virginia, IDA, PCR (Virginia Electric
                                            and Power Company):
                  BBB+      A3        425     Series A, 5.875% due 6/01/2017                                            440
                  BBB+      A3        575     Series B, 5.875% due 6/01/2017                                            595
                  AAA       Aaa    10,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                            Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)                  11,447
                  BBB-      Baa3    1,100   Mecklenburg County, Virginia, IDA, Exempt Facility Revenue
                                            Refunding Bonds (UAE LP Project), 6.50% due 10/15/2017                    1,098
                                            Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                  NR*       Ba1     6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2030                           242
                  BB        NR*    18,400     Senior-Series B, 5.90%** due 8/15/2030                                  1,690
                  BB        NR*    30,000     Senior-Series B, 5.95%** due 8/15/2033                                  2,125
                  AAA       Aaa     3,000   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                            Sub-Series J-1, 5.20% due 7/01/2019 (d)                                   3,085
                  AA+       Aa1     1,095   Virginia State, HDA, Rental Housing Revenue Bonds, AMT, Series B,
                                            5.625% due 8/01/2011                                                      1,168
                  AA+       Aa1     3,200   Virginia State, HDA, Revenue Bonds, AMT, Series D, 6% due 4/01/2024       3,349


Washington--0.7%  NR*       NR*     1,075   Seattle, Washington, Housing Authority, Housing Revenue Bonds
                                            (Replacement Housing Project), 6.125% due 12/01/2032                      1,072


Wisconsin--0.9%   BBB+      NR*     1,360   Wisconsin State Health and Educational Facilities Authority Revenue
                                            Bonds (Synergyhealth Inc.), 6% due 11/15/2032                             1,329


Virgin Islands--  BBB-      Baa3    3,600   Virgin Islands Government Refinery Facilities Revenue Bonds
2.4%                                        (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                         3,614


                                            Total Municipal Bonds (Cost--$230,174)--155.3%                          231,385




                                   Shares
                                    Held    Common Stock
                                      107   Horizon Natural Resources Company (h)(k)                                      0
                                       12   Merrill Lynch Institutional Tax-Exempt Fund (j)                              12


                                            Total Common Stock (Cost--$1,195)--0.0%                                      12


                  Total Investments (Cost--$231,369)--155.3%                                                        231,397
                  Other Assets Less Liabilities--3.1%                                                                 4,633
                  Preferred Stock, at Redemption Value--(58.4%)                                                    (87,027)
                                                                                                                   --------
                  Net Assets Applicable to Common Stock--100.0%                                                    $149,003
                                                                                                                   ========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2003.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2003.
(g)GNMA Collateralized.
(h)Represents entitlement received from a bankruptcy exchange for Peninsula Ports, 6.90% due 5/22/2022.
(i)Floating rate note.
(j)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                 (in Thousands)

                                  Net Share     Net    Dividend
Affiliate                          Activity     Cost     Income

Merrill Lynch Institutional
Tax-Exempt Fund                       12        $12         $23


(k)Non-income producing security.
(l)XL Capital Insured.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.



MuniHoldings Fund II, Inc., January 31, 2003


STATEMENT OF NET ASSETS

                  As of January 31, 2003
Assets:           Investments, at value (identified cost--$231,369,435)                                        $231,396,763
                  Cash                                                                                               13,628
                  Receivables:
                     Interest                                                                $  4,204,057
                     Securities sold                                                            1,769,086
                     Dividends                                                                     23,125         5,996,268
                                                                                             ------------
                  Prepaid expenses and other assets                                                                 183,052
                                                                                                               ------------
                  Total assets                                                                                  237,589,711
                                                                                                               ------------

Liabilities:      Payables:
                     Securities purchased                                                       1,330,796
                     Investment adviser                                                           124,413
                     Dividends to Common Stock shareholders                                       104,893
                                                                                             ------------
                  Total liabilities                                                                               1,560,102
                                                                                                               ------------

Preferred Stock:  Preferred Stock, at redemption value, par value $.10 per share
                  (1,740 Series A shares and 1,740 Series B shares of AMPS* issued
                  and outstanding at $25,000 per share liquidation preference)                                   87,026,831
                                                                                                               ============

Net Assets        Net assets applicable to Common Stock                                                        $149,002,778
Applicable to                                                                                                  ============
Common Stock:

Analysis of       Common Stock, par value $.10 per share (11,073,334 shares issued
Net Assets        and outstanding)                                                                             $  1,107,333
Applicable to     Paid-in capital in excess of par                                                              163,858,315
Common Stock:     Undistributed investment income--net                                       $  3,408,594
                  Accumulated realized capital losses on investments--net                    (19,398,792)
                  Unrealized appreciation on investments--net                                      27,328
                                                                                             ------------
                  Total accumulated losses--net                                                                (15,962,870)
                                                                                                               ------------
                  Total--Equivalent to $13.46 net asset value per share of Common Stock
                  (market price--$12.48)                                                                       $149,002,778
                                                                                                               ============


*Auction Market Preferred Stock.

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Six Months Ended January 31, 2003
Investment        Interest                                                                                     $  7,352,556
Income:           Dividends                                                                                          23,125
                                                                                                               ------------
                  Total income                                                                                    7,375,681
                                                                                                               ------------

Expenses:         Investment advisory fees                                                   $    662,851
                  Commission fees                                                                 112,807
                  Accounting services                                                              47,625
                  Professional fees                                                                39,042
                  Transfer agent fees                                                              24,418
                  Directors' fees and expenses                                                     18,967
                  Listing fees                                                                     16,096
                  Printing and shareholder reports                                                 14,881
                  Custodian fees                                                                    7,903
                  Pricing fees                                                                      7,826
                  Other                                                                            14,534
                                                                                             ------------
                  Total expenses before reimbursement                                             966,950
                  Reimbursement of expenses                                                       (3,586)
                                                                                             ------------
                  Total expenses after reimbursement                                                                963,364
                                                                                                               ------------
                  Investment income--net                                                                          6,412,317
                                                                                                               ------------

Realized &        Realized gain on investments--net                                                               2,725,165
Unrealized        Change in unrealized appreciation on investments--net                                         (4,157,584)
Gain (Loss)on                                                                                                  ------------
Investments--Net: Total realized and unrealized loss on investments--net                                        (1,432,419)
                                                                                                               ------------

Dividends to      Investment income--net                                                                          (582,900)
Preferred Stock                                                                                                ------------
Shareholders:     Net Increase in Net Assets Resulting from Operations                                         $  4,396,998
                                                                                                               ============


See Notes to Financial Statements.




STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                             January 31,          July 31,
                  Increase (Decrease) in Net Assets:                                             2003               2002
Operations:       Investment income--net                                                     $  6,412,317      $ 12,156,016
                  Realized gain (loss) on investments--net                                      2,725,165       (1,561,536)
                  Change in unrealized appreciation on investments--net                       (4,157,584)         1,167,576
                  Dividends to Preferred Stock shareholders                                     (582,900)       (1,396,089)
                                                                                             ------------      ------------
                  Net increase in net assets resulting from operations                          4,396,998        10,365,967
                                                                                             ------------      ------------

Dividends to      Investment income--net                                                      (5,027,293)       (9,350,545)
Common Stock                                                                                 ------------      ------------
Shareholders:     Net decrease in net assets resulting from dividends to Common
                  Stock shareholders                                                          (5,027,293)       (9,350,545)
                                                                                             ------------      ------------

Net Assets        Total increase (decrease) in net assets applicable to Common Stock            (630,295)         1,015,422
Applicable to     Beginning of period                                                         149,633,073       148,617,651
Common Stock:                                                                                ------------      ------------
                  End of period*                                                             $149,002,778      $149,633,073
                                                                                             ============      ============

                  *Undistributed investment income--net                                      $  3,408,594      $  2,606,470
                                                                                             ============      ============


See Notes to Financial Statements.



MuniHoldings Fund II, Inc., January 31, 2003


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             January 31,           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share          Net asset value, beginning of period      $    13.51   $    13.42   $    12.45   $    14.16   $    15.01
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:+++++  Investment income--net                       .58++++         1.10         1.06         1.08         1.11
                   Realized and unrealized gain (loss)
                   on investments--net                            (.13)        (.04)          .95       (1.67)        (.88)
                   Dividends and distributions to
                   Preferred Stock shareholders:
                      Investment income--net                      (.05)        (.13)        (.28)        (.29)        (.25)
                      In excess of realized gain on
                      investments--net                               --           --           --         --++           --
                                                             ----------   ----------   ----------   ----------   ----------
                   Total from investment operations                 .40          .93         1.73        (.88)        (.02)
                                                             ----------   ----------   ----------   ----------   ----------
                   Less dividends and distributions to
                   Common Stock shareholders:
                      Investment income--net                      (.45)        (.84)        (.76)        (.82)        (.83)
                      In excess of realized gain on
                      investments--net                               --           --           --        (.01)           --
                                                             ----------   ----------   ----------   ----------   ----------
                   Total dividends and distributions to
                   Common Stock shareholders                      (.45)        (.84)        (.76)        (.83)        (.83)
                                                             ----------   ----------   ----------   ----------   ----------
                   Net asset value, end of period            $    13.46   $    13.51   $    13.42   $    12.45   $    14.16
                                                             ==========   ==========   ==========   ==========   ==========
                   Market price per share, end of period     $    12.48   $    12.96   $    12.35   $  11.4375   $  12.9375
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment   Based on market price per share            (.22%)+++       12.12%       15.06%      (4.93%)      (3.79%)
Return:**                                                    ==========   ==========   ==========   ==========   ==========
                   Based on net asset value per share          3.24%+++        7.56%       14.86%      (5.44%)       (.03%)
                                                             ==========   ==========   ==========   ==========   ==========


Ratios Based on    Total expenses, net of reimbursement***       1.26%*        1.29%        1.28%        1.32%        1.11%
Average Net Assets                                           ==========   ==========   ==========   ==========   ==========
Of Common Stock:   Total expenses***                             1.27%*        1.29%        1.28%        1.32%        1.14%
                                                             ==========   ==========   ==========   ==========   ==========
                   Total investment income--net***               8.41%*        8.27%        8.29%        8.71%        7.35%
                                                             ==========   ==========   ==========   ==========   ==========
                   Amount of dividends to Preferred
                   Stock shareholders                             .76%*         .95%        2.20%        2.34%        1.66%
                                                             ==========   ==========   ==========   ==========   ==========
                   Investment income--net, to Common
                   Stock shareholders                            7.65%*        7.32%        6.09%        6.36%        5.68%
                                                             ==========   ==========   ==========   ==========   ==========


Ratios Based on    Total expenses, net of reimbursement           .80%*         .81%         .79%         .81%         .73%
Average Net                                                  ==========   ==========   ==========   ==========   ==========
Assets of          Total expenses                                 .80%*         .81%         .79%         .81%         .75%
Common &                                                     ==========   ==========   ==========   ==========   ==========
Preferred          Total investment income--net                  5.32%*        5.19%        5.14%        5.34%        4.83%
Stock:***                                                    ==========   ==========   ==========   ==========   ==========


Ratios Based on    Dividends to Preferred Stock
Average Net        shareholders                                  1.31%*        1.60%        3.59%        3.72%        3.20%
Assets Of                                                    ==========   ==========   ==========   ==========   ==========
Preferred Stock:


Supplemental       Net assets applicable to Common
Data:              Stock, end of period (in thousands)       $  149,003    $ 149,633   $  148,618   $  137,819   $  156,745
                                                             ==========   ==========   ==========   ==========   ==========
                   Preferred Stock outstanding, end of
                   period (in thousands)                     $   87,000    $  87,000   $   87,000   $   87,000   $   87,000
                                                             ==========   ==========   ==========   ==========   ==========
                   Portfolio turnover                            26.35%       46.31%       57.57%      129.35%       71.07%
                                                             ==========   ==========   ==========   ==========   ==========


Leverage:          Asset coverage per $1,000                 $    2,713    $   2,720   $    2,708   $    2,584   $    2,802
                                                             ==========   ==========   ==========   ==========   ==========


Dividends Per      Series A--Investment income--net          $      165   $      409   $      908   $      967   $      807
Share On                                                     ==========   ==========   ==========   ==========   ==========
Preferred Stock    Series B--Investment income--net          $      170   $      394   $      890   $      893   $      789
Outstanding:                                                 ==========   ==========   ==========   ==========   ==========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser waived a portion of its management fees. Without such waiver, the Fund's performance would have been lower.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Amount is less than $.01 per share.
++++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.



MuniHoldings Fund II, Inc., January 31, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps for the purpose of hedging the interest rate risk on portfolio securities. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended January 31, 2003, FAM reimbursed the Fund in the amount of $3,586.

For the six months ended January 31, 2003, the Fund reimbursed FAM $2,579 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2003 were $62,758,051 and $60,748,102, respectively.

Net realized gains for the six months ended January 31, 2003 and net unrealized gains as of January 31, 2003 were as follows:



                                      Realized          Unrealized
                                       Gains              Gains

Long-term investments              $   2,725,165      $      27,328
                                   -------------      -------------
Total                              $   2,725,165      $      27,328
                                   =============      =============



As of January 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $171,714, of which $10,305,315 related to appreciated securities and $10,133,601 related to depreciated securities. The aggregate cost of investments at January 31, 2003 for Federal income tax purposes was $231,225,049.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended January
31, 2003 and the year ended July 31, 2002 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 2003 were as follows: Series A, ..80% and Series B, 1.55%.

Shares issued and outstanding during the six months ended January
31, 2003 and the year ended July 31, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended January 31, 2003, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $49,676 as commissions.


5. Capital Loss Carryforward:
On July 31, 2002, the Fund had a net capital loss carryforward of $20,023,975, of which $7,226,789 expires in 2008, $12,107,981 expires in 2009 and $689,205 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On February 6, 2003, a tax-exempt income dividend of $.084000 was declared. The dividend was paid on February 27, 2003 to shareholders of record on February 14, 2003.




MuniHoldings Fund II, Inc., January 31, 2003


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



QUALITY PROFILE


The quality ratings of securities in the Fund as of January 31, 2003 were as follows:

                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                    33.3%
AA/Aa                                       9.6
A/A                                        11.3
BBB/Baa                                    24.6
BB/Ba                                       4.2
B/B                                         1.3
CCC/Caa                                     0.4
NR (Not Rated)                             14.6
Other*                                      0.7

*Temporary investments in short-term municipal securities.




MuniHoldings Fund II, Inc., January 31, 2003


PROXY RESULTS

During the six-month period ended January 31, 2003, MuniHoldings
Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 28, 2003. A description of the proposal and number of shares voted are as follows:


                                                                   Shares Voted   Shares Withheld
                                                                       For          From Voting
1.To elect the Fund's Directors:           Terry K. Glenn           10,330,443        253,938
                                           Ronald W. Forbes         10,352,079        232,302
                                           Cynthia A. Montgomery    10,336,828        247,553
                                           Kevin A. Ryan            10,329,775        254,606
                                           Roscoe S. Suddarth       10,331,030        253,351
                                           Edward D. Zinbarg        10,335,928        248,453



During the six-month period ended January 31, 2003, MuniHoldings
Fund II, Inc.'s Preferred Stock shareholders (Series A & B) voted on the following proposal. The proposal was approved at a shareholders' meeting on January 28, 2003. A description of the proposal and number of shares voted are as follows:


                                                                   Shares Voted   Shares Withheld
                                                                       For          From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly,
   Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and
   Edward D. Zinbarg                                                  3,411              5





OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MUH



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniHoldings Fund II, Inc.

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniHoldings Fund II, Inc.

Date: March 17, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniHoldings Fund II, Inc.

Date: March 17, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Fund II, Inc.

Date: March 17, 2003